Exhibit 99.1 April 28, 2020 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582 ONEOK Announces First Quarter 2020 Earnings Provides 2020 Outlook TULSA, Okla. - April 28, 2020 - ONEOK, Inc. (NYSE: OKE) today announced first quarter 2020 financial results, provided a 2020 outlook and reduced 2020 capital expenditures. First Quarter 2020 Results, Compared With The First Quarter 2019: • Net loss of $141.9 million, resulting in a net loss of 34 cents per diluted share (EPS), which includes noncash impairment charges of $641.8 million, or $1.17 per diluted share. • EPS of 83 cents per diluted share, excluding noncash impairment charges. • 10% increase in adjusted EBITDA to $700.8 million. • 1.35 times dividend coverage ratio. • 6% increase in NGL raw feed throughput volumes. • 5% increase in natural gas volumes processed. • 100% of natural gas transportation capacity contracted. 2020 Outlook: Given the current industry and economic environment, it is impractical for ONEOK to provide traditional financial guidance for 2020 and beyond at this time. Providing specific volume and commodity price guidance would not be appropriate for ONEOK due to the number of potential variations of outcomes that are possible for price forecasts, curtailment quantities and the duration and pace of economic recovery on a worldwide basis among other factors. ONEOK has performed a scenario analysis, and based on currently available information, believes the range of possible 2020 net income results will likely be between $500 million and $900 million, which includes the $641.8 million impact of first quarter impairment charges, and 2020 adjusted EBITDA results will likely be between $2,600 million and $3,000 million. Additionally, growth capital expenditures have been further reduced from the March 11, 2020, decrease of $500 million, and are now expected to range from $1,400 million to $1,800 million, including more than $900 million spent in the first quarter 2020. -more-

ONEOK Announces First Quarter 2020 Earnings April 28, 2020 Page 2 ONEOK has paused the majority of construction activities on the following projects, which can be restarted quickly when drilling activity resumes: • The 200 million cubic feet per day (MMcf/d) Bear Creek natural gas processing plant expansion and related infrastructure in the Williston Basin; • The 125,000 barrel per day (bpd) MB-5 fractionator and related infrastructure in Mont Belvieu, Texas; • The additional 40,000 bpd West Texas LPG Pipeline system expansion; and • The 65,000 bpd Mid-Continent fractionation facility expansions. “In response to COVID-19, we continue to prioritize the health and safety of our employees and stakeholders while remaining focused on operating responsibly and providing the essential services that our customers rely on us for,” said Terry K. Spencer, ONEOK president and chief executive officer. “Given the uncertainty around the global pandemic and its impact on commodity prices and global energy demand, the company’s 2020 financial guidance published on February 24, 2020, is not reflective of the prevailing economic downturn and its potential duration,” added Spencer. “The company’s 2020 outlook better reflects a wider range of current and potential actions by producers, customers and energy markets. While the near-term view of the world is changing every day, the long-term fundamentals of our strategic businesses remain strong and financially well-positioned to continue growth when global energy demand recovers.” -more-

ONEOK Announces First Quarter 2020 Earnings April 28, 2020 Page 3 FIRST QUARTER 2020 FINANCIAL PERFORMANCE: Three Months Ended March 31, 2020 2019 (Millions of dollars, except per share and dividend coverage ratio amounts) Net income (loss) (a) $ (141.9) $ 337.2 Net income (loss) per diluted share (a) $ (0.34) $ 0.81 Adjusted EBITDA (b) (c) $ 700.8 $ 637.5 DCF (b) $ 522.3 $ 506.8 DCF in excess of dividends paid (b) $ 135.7 $ 152.6 Dividend coverage ratio (b) 1.35 1.43 Operating income (loss) (d) $ (83.5) $ 468.7 Operating costs $ 207.1 $ 240.8 Depreciation and amortization $ 132.4 $ 114.2 Equity in net earnings from investments $ 44.6 $ 43.5 Capital expenditures $ 949.7 $ 889.7 (a) Amounts for the three months ended March 31, 2020, include noncash charges of $641.8 million, or $1.17 per diluted share after-tax, related primarily to impairments in the natural gas gathering and processing segment. Amounts also include benefits of $18.8 million, or 3 cents per diluted share after-tax, related to the mark-to-market of ONEOK’s share-based deferred compensation plan and $15.8 million, or 3 cents per diluted share after-tax, related to a gain on extinguishment of debt. (b) Adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA), distributable cash flow (DCF) and dividend coverage ratio are non-GAAP measures. Reconciliations to relevant GAAP measures are included in this news release. (c) Amount for the three months ended March 31, 2020, includes a $15.8 million gain on extinguishment of debt. (d) Amount for the three months ended March 31, 2020, includes noncash impairment charges of $604.0 million. ONEOK reported a net loss of $141.9 million in the first quarter 2020, which includes noncash impairment charges of $641.8 million. The impairment charges relate primarily to goodwill and long-lived assets in western Oklahoma, Kansas and the Powder River Basin in ONEOK’s natural gas gathering and processing segment. Adjusted EBITDA increased 10%, compared with the same period in 2019. Higher results were due primarily to natural gas liquids (NGL) and natural gas volume growth, higher average fee rates, primarily in the Permian Basin, in the natural gas liquids segment and increased transportation services in the natural gas pipelines segment, compared with the first quarter 2019. Results were partially offset by lower earnings from optimization and marketing in the natural gas liquids segment and lower realized commodity prices in the natural gas gathering and processing segment. HIGHLIGHTS: • Recent NGL projects completed: -more-

ONEOK Announces First Quarter 2020 Earnings April 28, 2020 Page 4 ◦ The Arbuckle II Pipeline from ONEOK’s Mid-Continent infrastructure in Oklahoma to the company’s NGL facilities in Mont Belvieu, Texas; ◦ The full completion of the MB-4 fractionator in Mont Belvieu, Texas; and ◦ 45,000 bpd of the 80,000 bpd West Texas LPG Pipeline system expansion. The remaining capacity and connection with the Arbuckle II Pipeline, which was delayed due to weather, are expected to be completed in May 2020. • Declaring in April 2020 a quarterly dividend of 93.5 cents per share, or $3.74 per share on an annualized basis; • DCF in excess of dividends paid of $135.7 million; • Completing in March 2020 a $1.75 billion public offering of senior notes, consisting of $400 million of 2.2% 5-year senior notes, $850 million of 3.1% 10-year senior notes and $500 million of 4.5% 30-year senior notes, generating net proceeds of $1.73 billion; • Net debt-to-EBITDA ratio of 4.86 times on an annualized run-rate basis as of March 31, 2020; and • Having no borrowings outstanding under its $2.5 billion credit agreement and $531.6 million of cash and cash equivalents as of March 31, 2020. BUSINESS-SEGMENT RESULTS: Natural Gas Liquids Segment The natural gas liquids segment’s first quarter 2020 adjusted EBITDA increased 9%, compared with the first quarter 2019, due primarily to higher volumes in the Rocky Mountain region and the Permian Basin. First quarter 2020 NGL raw feed throughput volumes increased 6%, compared with the same period in 2019. The segment connected ONEOK’s Demicks Lake II natural gas processing facility and one third-party natural gas processing plant in the Permian Basin to its system in the first quarter 2020. Two existing third-party plant connections in the Rocky Mountain region were also expanded during the quarter. Three Months Ended March 31, Natural Gas Liquids Segment 2020 2019 (Millions of dollars) Adjusted EBITDA $ 410.9 $ 377.6 Capital expenditures $ 746.2 $ 639.3 The increase in first quarter 2020 adjusted EBITDA, compared with the first quarter 2019, primarily reflects: -more-

ONEOK Announces First Quarter 2020 Earnings April 28, 2020 Page 5 • An $89.0 million increase in exchange services due to $60.2 million in higher volumes primarily in the Rocky Mountain region and Permian Basin, $18.0 million in higher average fee rates primarily in the Permian Basin and $10.9 million due primarily to lower rail transportation costs; and • A $9.0 million decrease in operating costs due primarily to lower employee-related costs and the timing of routine maintenance projects; offset partially by • A $60.6 million decrease in optimization and marketing due primarily to lower marketing earnings of $33.1 million due to the timing of purity NGL inventory sales and changes in the value of NGLs held in inventory and a decrease of $25.3 million related to narrower location price differentials. Natural Gas Gathering and Processing Segment The natural gas gathering and processing segment’s first quarter 2020 adjusted EBITDA increased 5%, compared with the same period in 2019. Continued volume growth in the Williston Basin drove higher first quarter 2020 results, including a 5% increase in total natural gas volumes processed, compared with the first quarter 2019. Three Months Ended March 31, Natural Gas Gathering and Processing Segment 2020 2019 (Millions of dollars) Adjusted EBITDA $ 159.6 $ 152.2 Capital expenditures $ 181.6 $ 215.1 First quarter 2020 adjusted EBITDA increased, compared with the first quarter 2019, which primarily reflects: • A $22.0 million increase due primarily to natural gas volume growth in the Williston Basin; offset partially by • An $18.0 million decrease due primarily to lower realized commodity prices impacting fee-based contracts with a percent of proceeds component. Natural Gas Pipelines Segment The natural gas pipelines segment’s adjusted EBITDA increased 6% in the first quarter 2020, compared with the same period in 2019, due primarily to higher firm transportation capacity contracted due to completed expansion projects in 2019 and higher firm transportation rates. -more-

ONEOK Announces First Quarter 2020 Earnings April 28, 2020 Page 6 Three Months Ended March 31, Natural Gas Pipelines Segment 2020 2019 (Millions of dollars) Adjusted EBITDA $ 112.5 $ 106.6 Capital expenditures $ 16.6 $ 28.7 EARNINGS CONFERENCE CALL AND WEBCAST: ONEOK executive management will conduct a conference call at 11 a.m. Eastern Daylight Time (10 a.m. Central Daylight Time) on April 29, 2020. The call also will be carried live on ONEOK’s website. To participate in the telephone conference call, dial 800-458-4121, pass code 8831658, or log on to www.oneok.com. If you are unable to participate in the conference call or the webcast, the replay will be available on ONEOK’s website, www.oneok.com, for 30 days. A recording will be available by phone for seven days. The playback call may be accessed at 888-203-1112, pass code 8831658. LINK TO EARNINGS TABLES AND PRESENTATION: https://ir.oneok.com/financial-information/financial-reports/2020 NON-GAAP (GENERALLY ACCEPTED ACCOUNTING PRINCIPLES) FINANCIAL MEASURES: ONEOK has disclosed in this news release adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA), distributable cash flow and dividend coverage ratio, which are non-GAAP financial metrics, used to measure the company’s financial performance and are defined as follows: • Adjusted EBITDA is defined as net income (loss) adjusted for interest expense, depreciation and amortization, noncash impairment charges, income taxes, noncash compensation expense, allowance for equity funds used during construction (equity AFUDC), and other noncash items; • Distributable cash flow is defined as adjusted EBITDA, computed as described above, less interest expense, maintenance capital expenditures and equity earnings from investments, excluding noncash impairment charges, adjusted for cash distributions received from unconsolidated affiliates and certain other items; and • Dividend coverage ratio is defined as ONEOK’s distributable cash flow to ONEOK shareholders divided by the dividends paid in the period. -more-

ONEOK Announces First Quarter 2020 Earnings April 28, 2020 Page 7 These non-GAAP financial measures described above are useful to investors because they, and similar measures, are used by many companies in the industry as a measure of financial performance and are commonly employed by financial analysts and others to evaluate our financial performance and to compare our financial performance with the performance of other companies within our industry. Adjusted EBITDA, ONEOK distributable cash flow and dividend coverage ratio should not be considered in isolation or as a substitute for net income (loss) or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures exclude some, but not all, items that affect net income (loss). Additionally, these calculations may not be comparable with similarly titled measures of other companies. Reconciliations of net income (loss) to adjusted EBITDA, distributable cash flow and coverage ratio are included in the tables. ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Rocky Mountain, Mid-Continent and Permian regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a FORTUNE 500 company and is included in the S&P 500. For information about ONEOK, visit the website: www.oneok.com For the latest news about ONEOK, find us on LinkedIn, Instagram, Facebook and Twitter. Given the current environment, continued commodity price and market volatility, and uncertainty surrounding the COVID-19 pandemic, ONEOK is withdrawing its 2020 guidance expectations and 2021 outlook, originally provided on Feb. 24, 2020, as well as its prior dividend guidance. Previously provided guidance and outlooks should no longer be relied upon. This news release contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “might,” “outlook,” “plans,” “potential,” “projects,” “scheduled,” “should,” “will,” ‘would,” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect our current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving us, including future financial and operating results, our plans, objectives, expectations and intentions, and other statements that are not historical facts, including future results of operations, projected cash flow and liquidity, business strategy, expected synergies or cost savings, and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this news release will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties, many of which are beyond our control, and are not guarantees of future results. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. These risks and uncertainties include, without limitation, the following: • the impact on drilling and production by factors beyond our control, including the demand for natural gas and crude oil; producers’ desire and ability to drill and obtain necessary permits; regulatory compliance; reserve performance; and capacity constraints on the pipelines that transport crude oil, natural gas and NGLs from producing areas and our facilities; • the effects of weather and other natural phenomena, including climate change, on our operations, demand for our services and energy prices; -more-

ONEOK Announces First Quarter 2020 Earnings April 28, 2020 Page 8 • the length and severity of a pandemic or other health crisis, such as the recent outbreak of coronavirus disease 2019 (COVID-19) and the measures that international, federal, state and local governments, agencies, law enforcement and/or health authorities implement to address it, which may (as with COVID-19) precipitate or exacerbate one or more of the factors herein, reduce the demand for natural gas, NGLs and crude oil and significantly disrupt or prevent us and our customers and counterparties from operating in the ordinary course for an extended period and increase the cost of operating our business; • the timing and extent of changes in energy commodity prices, including changes due to production decisions by other countries, such as the failure of countries to abide by recent agreements to reduce production volumes; • economic climate and growth in the geographic areas in which we do business; • risks associated with adequate supply to our gathering, processing, fractionation and pipeline facilities, including production declines that outpace new drilling or extended periods of ethane rejection; • competition from other United States and foreign energy suppliers and transporters, as well as alternative forms of energy, including, but not limited to, solar power, wind power, geothermal energy and biofuels such as ethanol and biodiesel; • demand for our services and products in the proximity of our facilities; • the ability to market pipeline capacity on favorable terms, including the effects of: – future demand for and prices of natural gas, NGLs and crude oil; – competitive conditions in the overall energy market; – availability of supplies of United States natural gas and crude oil; and – availability of additional storage capacity; • acts of nature, sabotage, terrorism or other similar acts that cause damage to our facilities or our suppliers’, customers’ or shippers’ facilities; • the possibility of future terrorist attacks or the possibility or occurrence of an outbreak of, or changes in, hostilities or changes in the political conditions throughout the world; • the timely receipt of approval by applicable governmental entities for construction and operation of our pipeline and other projects and required regulatory clearances; • our ability to acquire all necessary permits, consents or other approvals in a timely manner, to promptly obtain all necessary materials and supplies required for construction, and to construct gathering, processing, storage, fractionation and transportation facilities without labor or contractor problems; • the profitability of assets or businesses acquired or constructed by us; • the risk of a slowdown in growth or decline in the United States or international economies, including liquidity risks in United States or foreign credit markets; • risks of marketing, trading and hedging activities, including the risks of changes in energy prices or the financial condition of our counterparties; • the uncertainty of estimates, including accruals and costs of environmental remediation; • changes in demand for the use of natural gas, NGLs and crude oil because of market conditions caused by concerns about climate change; • the impact of uncontracted capacity in our assets being greater or less than expected; • the composition and quality of the natural gas and NGLs we gather and process in our plants and transport on our pipelines; • the efficiency of our plants in processing natural gas and extracting and fractionating NGLs; • our ability to control construction costs and completion schedules of our pipelines and other projects; • the effects of changes in governmental policies and regulatory actions, including changes with respect to income and other taxes, pipeline safety, environmental compliance, climate change initiatives, production limits and authorized rates of recovery of natural gas and natural gas transportation costs; • the ability to recover operating costs and amounts equivalent to income taxes, costs of property, plant and equipment and regulatory assets in our state and Federal Energy Regulatory Commission (FERC)-regulated rates; • the results of administrative proceedings and litigation, regulatory actions, executive orders, rule changes and receipt of expected clearances involving any local, state or federal regulatory body, including the FERC, the National Transportation Safety Board, the Pipeline and Hazardous Materials Safety Administration (PHMSA), the U.S. Environmental Protection Agency (EPA) and the U.S. Commodity Futures Trading Commission (CFTC); • difficulties or delays experienced by trucks, railroads or pipelines in delivering products to or from our terminals or pipelines; • the capital-intensive nature of our businesses; • the mechanical integrity of facilities operated; -more-

ONEOK Announces First Quarter 2020 Earnings April 28, 2020 Page 9 • risks associated with pending or possible acquisitions and dispositions, including our ability to finance or integrate any such acquisitions and any regulatory delay or conditions imposed by regulatory bodies in connection with any such acquisitions and dispositions; • the risk that material weaknesses or significant deficiencies in our internal controls over financial reporting could emerge or that minor problems could become significant; • the impact of unforeseen changes in interest rates, debt and equity markets, inflation rates, economic recession and other external factors over which we have no control, including the effect on pension and postretirement expense and funding resulting from changes in equity and bond market returns; • our indebtedness and guarantee obligations could make us vulnerable to general adverse economic and industry conditions, limit our ability to borrow additional funds and/or place us at competitive disadvantages compared with our competitors that have less debt or have other adverse consequences; • actions by rating agencies concerning our credit; • our ability to access capital at competitive rates or on terms acceptable to us; • the impact and outcome of pending and future litigation; • performance of contractual obligations by our customers, service providers, contractors and shippers; • our ability to control operating costs and make cost-saving changes; • the impact of recently issued and future accounting updates and other changes in accounting policies; • the risk of increased costs for insurance premiums, security or other items as a consequence of terrorist attacks; • the risk inherent in the use of information systems in our respective businesses and those of our counterparties and service providers, implementation of new software and hardware, and the impact on the timeliness of information for financial reporting; • the impact of potential impairment charges; and • the risk factors listed in the reports we have filed and may file with the Securities and Exchange Commission (the “SEC”), which are incorporated by reference. These reports are also available from the sources described below. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. ONEOK undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or changes in circumstances, expectations or otherwise. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in the most recent reports on Form 10-K and Form 10-Q and other documents of ONEOK on file with the SEC. ONEOK's SEC filings are available publicly on the SEC's website at www.sec.gov. ### -more-

ONEOK Announces First Quarter 2020 Earnings April 28, 2020 Page 10 ONEOK, Inc. and Subsidiaries CONSOLIDATED STATEMENTS OF INCOME Three Months Ended March 31, (Unaudited) 2020 2019 (Thousands of dollars, except per share amounts) Revenues Commodity sales $ 1,808,620 $ 2,472,959 Services 328,052 306,999 Total revenues 2,136,672 2,779,958 Cost of sales and fuel (exclusive of items shown separately below) 1,276,928 1,956,377 Operations and maintenance 175,096 207,251 Depreciation and amortization 132,353 114,158 Impairment charges 604,024 — General taxes 31,944 33,490 Gain on sale of assets (204) (60) Operating income (loss) (83,469) 468,742 Equity in net earnings from investments 44,627 43,481 Impairment of equity investments (37,730) — Allowance for equity funds used during construction 15,409 12,441 Other income 8,522 9,360 Other expense (3,995) (3,462) Interest expense (net of capitalized interest of $30,875 and $19,192, respectively) (140,616) (115,420) Income (loss) before income taxes (197,252) 415,142 Income tax (expense) benefit 55,395 (77,934) Net income (loss) (141,857) 337,208 Less: Preferred stock dividends 275 275 Net income (loss) available to common shareholders $ (142,132) $ 336,933 Basic earnings (loss) per common share $ (0.34) $ 0.82 Diluted earnings (loss) per common share $ (0.34) $ 0.81 Average shares (thousands) Basic 414,282 412,908 Diluted 415,348 415,233 -more-

ONEOK Announces First Quarter 2020 Earnings April 28, 2020 Page 11 ONEOK, Inc. and Subsidiaries CONSOLIDATED BALANCE SHEETS March 31, December 31, (Unaudited) 2020 2019 Assets (Thousands of dollars) Current assets Cash and cash equivalents $ 531,630 $ 20,958 Accounts receivable, net 497,556 835,121 Materials and supplies 255,071 201,749 NGLs and natural gas in storage 131,041 304,926 Commodity imbalances 13,868 25,267 Other current assets 59,116 82,313 Total current assets 1,488,282 1,470,334 Property, plant and equipment Property, plant and equipment 22,136,442 22,051,492 Accumulated depreciation and amortization 3,506,950 3,702,807 Net property, plant and equipment 18,629,492 18,348,685 Investments and other assets Investments in unconsolidated affiliates 810,479 861,844 Goodwill and intangible assets 781,544 957,833 Other assets 259,643 173,425 Total investments and other assets 1,851,666 1,993,102 Total assets $ 21,969,440 $ 21,812,121 -more-

ONEOK Announces First Quarter 2020 Earnings April 28, 2020 Page 12 ONEOK, Inc. and Subsidiaries CONSOLIDATED BALANCE SHEETS (Continued) March 31, December 31, (Unaudited) 2020 2019 Liabilities and equity (Thousands of dollars) Current liabilities Current maturities of long-term debt $ 7,650 $ 7,650 Short-term borrowings — 220,000 Accounts payable 742,369 1,209,900 Commodity imbalances 55,162 104,480 Accrued taxes 61,057 75,422 Accrued interest 121,832 190,750 Operating lease liability 13,425 1,883 Other current liabilities 89,897 210,213 Total current liabilities 1,091,392 2,020,298 Long-term debt, excluding current maturities 14,146,650 12,479,757 Deferred credits and other liabilities Deferred income taxes 442,653 536,063 Operating lease liability 96,431 13,509 Other deferred credits 631,673 536,543 Total deferred credits and other liabilities 1,170,757 1,086,115 Commitments and contingencies Equity ONEOK shareholders’ equity: Preferred stock, $0.01 par value: authorized and issued 20,000 shares at March 31, 2020, and December 31, 2019 — — Common stock, $0.01 par value: authorized 1,200,000,000 shares, issued 445,016,234 shares and outstanding 413,882,720 shares at March 31, 2020; issued 445,016,234 shares and outstanding 413,239,050 shares at December 31, 2019 4,450 4,450 Paid-in capital 6,989,453 7,403,895 Accumulated other comprehensive loss (499,386) (374,000) Retained earnings (accumulated deficit) (141,857) — Treasury stock, at cost: 31,133,514 shares at March 31, 2020, and 31,777,184 shares at December 31, 2019 (792,019) (808,394) Total equity 5,560,641 6,225,951 Total liabilities and equity $ 21,969,440 $ 21,812,121 -more-

ONEOK Announces First Quarter 2020 Earnings April 28, 2020 Page 13 ONEOK, Inc. and Subsidiaries CONSOLIDATED STATEMENTS OF CASH FLOWS Three Months Ended March 31, (Unaudited) 2020 2019 (Thousands of dollars) Operating activities Net income (loss) $ (141,857) $ 337,208 Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation and amortization 132,353 114,158 Impairment charges 641,754 — Equity in net earnings from investments (44,627) (43,481) Distributions received from unconsolidated affiliates 41,577 45,936 Deferred income tax expense (benefit) (55,949) 75,994 Other, net (30,380) (16,144) Changes in assets and liabilities: Accounts receivable 334,370 6,089 NGLs and natural gas in storage 173,885 53,444 Accounts payable (350,701) (62,469) Accrued interest (68,918) (47,810) Risk-management assets and liabilities (78,856) 4,362 Other assets and liabilities, net (129,930) (113,681) Cash provided by operating activities 422,721 353,606 Investing activities Capital expenditures (less allowance for equity funds used during construction) (949,679) (889,705) Distributions received from unconsolidated affiliates in excess of cumulative earnings 6,949 13,527 Other, net (22,062) 11,349 Cash used in investing activities (964,792) (864,829) Financing activities Dividends paid (386,667) (354,203) Repayment of short-term borrowings, net (220,000) — Issuance of long-term debt, net of discounts 1,748,221 1,442,782 Debt financing costs (15,444) (11,663) Repayment of long-term debt (52,389) (501,913) Other, net (20,978) (47,941) Cash provided by financing activities 1,052,743 527,062 Change in cash and cash equivalents 510,672 15,839 Cash and cash equivalents at beginning of period 20,958 11,975 Cash and cash equivalents at end of period $ 531,630 $ 27,814 -more-

ONEOK Announces First Quarter 2020 Earnings April 28, 2020 Page 14 ONEOK, Inc. and Subsidiaries INFORMATION AT A GLANCE Three Months Ended March 31, (Unaudited) 2020 2019 (Millions of dollars, except as noted) Natural Gas Liquids Operating costs, excluding noncash compensation adjustments $ 94.4 $ 103.4 Depreciation and amortization $ 57.8 $ 46.4 Equity in net earnings from investments $ 15.3 $ 17.5 Adjusted EBITDA $ 410.9 $ 377.6 Raw feed throughput (MBbl/d) (a) 1,091 1,028 Average Conway-to-Mont Belvieu OPIS price differential - ethane in ethane/propane mix ($/gallon) $ 0.01 $ 0.10 Capital expenditures $ 746.2 $ 639.3 (a) - Represents physical raw feed volumes on which ONEOK charges a fee for transportation and/or fractionation services. Natural Gas Gathering and Processing Operating costs, excluding noncash compensation adjustments $ 87.8 $ 89.3 Depreciation and amortization $ 58.8 $ 52.7 Equity in net earnings (loss) from investments $ 0.8 $ (1.2) Adjusted EBITDA $ 159.6 $ 152.2 Natural gas gathered (BBtu/d) (a) 2,769 2,636 Natural gas processed (BBtu/d) (a) (b) 2,568 2,442 NGL sales (MBbl/d) (a) 239 214 Residue natural gas sales (BBtu/d) (a) (b) 1,200 1,130 Average fee rate ($/MMBtu) (a) $ 0.85 $ 0.91 Capital expenditures $ 181.6 $ 215.1 (a) - Includes volumes for consolidated entities only. (b) - Includes volumes ONEOK processed at company-owned and third-party facilities. Natural Gas Pipelines Operating costs, excluding noncash compensation adjustments $ 34.7 $ 34.2 Depreciation and amortization $ 14.8 $ 14.2 Equity in net earnings from investments $ 28.6 $ 27.1 Adjusted EBITDA $ 112.5 $ 106.6 Natural gas transportation capacity contracted (MDth/d) (a) 7,791 7,480 Transportation capacity contracted (a) 100% 99 % Capital expenditures $ 16.6 $ 28.7 (a) - Includes volumes for consolidated entities only. -more-

ONEOK Announces First Quarter 2020 Earnings April 28, 2020 Page 15 ONEOK, Inc. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Three Months Ended March 31, (Unaudited) 2020 2019 (Thousands of dollars, except per share amounts) Reconciliation of net income (loss) to adjusted EBITDA and distributable cash flow Net income (loss) $ (141,857) $ 337,208 Interest expense, net of capitalized interest 140,616 115,420 Depreciation and amortization 132,353 114,158 Income tax expense (benefit) (55,395) 77,934 Impairment charges 641,754 — Noncash compensation expense (a) (1,302) 5,540 Equity AFUDC and other noncash items (15,409) (12,778) Adjusted EBITDA (b) 700,760 637,482 Interest expense, net of capitalized interest (140,616) (115,420) Maintenance capital (25,189) (41,378) Equity in net earnings from investments (44,627) (43,481) Distributions received from unconsolidated affiliates 48,526 59,463 Other (b) (16,524) 10,136 Distributable cash flow $ 522,330 $ 506,802 Dividends paid to preferred shareholders (275) (275) Distributable cash flow to common shareholders $ 522,055 $ 506,527 Dividends paid $ (386,392) $ (353,928) Distributable cash flow in excess of dividends paid $ 135,663 $ 152,599 Dividends paid per share $ 0.935 $ 0.860 Dividend coverage ratio 1.35 1.43 Number of shares used in computation (thousands) 413,253 411,544 (a) Amount includes a benefit of $18.8 million related to the mark-to-market of ONEOK’s share-based deferred compensation plan in the three months ended March 31, 2020. (b) Amounts include a $15.8 million related to a gain on extinguishment of debt for the three months ended March 31, 2020. -more-

ONEOK Announces First Quarter 2020 Earnings April 28, 2020 Page 16 ONEOK, Inc. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES 2020 Outlook (Unaudited) (Millions of dollars) Reconciliation of net income to adjusted EBITDA and distributable cash flow Net income $ 500 - $ 900 Interest expense, net of capitalized interest 695 - 645 Depreciation and amortization 585 - 545 Income taxes 160 - 290 Impairment charges 642 - 642 Noncash compensation expense 35 - 15 Equity AFUDC and other non-cash items (17) - (37) Adjusted EBITDA $ 2,600 - $ 3,000 Interest expense, net of capitalized interest (695) - (645) Maintenance capital (170) - (130) Equity in net earnings from investments (120) - (180) Distributions received from unconsolidated affiliates 165 - 185 Other 5 - (45) Distributable cash flow $ 1,785 - $ 2,185